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                                                                    EXHIBIT 99.2

                                IRREVOCABLE PROXY
                                -----------------

                                 March 24, 1999

         The undersigned do hereby irrevocably grant to Raymond Marcy, Roy Krause and John B. Smith, and each of them, any of whom may act without the joinder of any other, as his or its respective true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for each of them and in their respective names, place and stead, in any and all capacities to vote all of the shares of common stock, no par value, of Norrell Corporation, a Georgia corporation ("Norrell"), owned of record by the undersigned (the "Shares"), at any meeting of the stockholders of Norrell called for the purpose of voting on the Merger (as defined below) (and any adjournment or postponement thereof), solely for the purpose of voting the Shares in favor of the Merger (as defined below) and approving and adopting the Merger Agreement (as defined below). As used herein, the term "Merger Agreement" shall mean that certain Agreement and Plan of Merger dated as of even date herewith by and among Norrell, Interim Services Inc., a Delaware corporation ("Parent"), and Interim Merger Corporation, a Delaware corporation ("Sub"); the term "Merger" shall have the meaning ascribed thereto in the Merger Agreement. Any capitalized term used but not defined herein shall have the meaning assigned to such term in the Merger Agreement.

         The undersigned acknowledge and agree that this Irrevocable Proxy is coupled with an interest, constitutes, among other things, an inducement for Parent and Sub to enter into the Merger Agreement, is irrevocable and shall not be terminated except as set forth herein and any prior proxies are hereby revoked and no subsequent proxies will be given (and, if given, will not be effective) prior to the termination of this Irrevocable Proxy and that this Irrevocable Proxy is for the purpose of voting with respect to the items set forth in the preceding paragraph and for no other purpose, and that voting or granting a proxy to vote on other matters is not limited by this Irrevocable Proxy. Nothing contained herein shall prohibit or limit the right of any of the undersigned to transfer, sell, pledge, assign or encumber the Shares to any person or entity, so long as the transferee or assignee agrees in writing to be bound by the provisions of this Irrevocable Proxy, and this Irrevocable Proxy shall survive any such conveyance and bind any such transferee or assignee.

         This Irrevocable Proxy shall terminate, with no further action on the part of any person or entity, in the event that the Board of Directors of Norrell withdraws its approval or recommendation of the Merger Agreement or the Merger, or in the event that the Merger Agreement is terminated pursuant to
Section 10 thereof for any reason.

         The death, incapacity or incompetency of the undersigned individual shall not adversely affect the validity of this Irrevocable Proxy or the enforceability of this Irrevocable Proxy by Parent or Sub, in which case the personal representatives of the decedent, incapacitated or incompetent undersigned individual shall continue to be bound by the provisions hereof.



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         Nothing contained in this Irrevocable Proxy shall prevent or limit the undersigned Guy W. Millner from acting in his capacity as a member of the Board of Directors of Norrell in respect of any Acquisition Proposal as provided in Sections 8.7(c), 8.7(d) and 10.1(h) of the Merger Agreement.

         This Irrevocable Proxy is subject to the terms and conditions of those certain Security Agreements by and between the undersigned and certain banks pursuant to which the undersigned have granted security interests to such banks in respect of certain of the Shares listed below:

         1. Intangible Personal Property Security Agreement by Millner Preferred L.L.C. in favor of Suntrust Bank, dated December 17, 1998;

         2. Intangible Personal Property Security Agreement by Guy W. Millner in favor of Suntrust Bank, dated December 17, 1998;

         3. Pledge Agreement by and between M.I. Holdings, Inc. and NationsBank, N.A., dated December 6, 1998; and

         4. Pledge Agreement by and Guy W. Millner. and NationsBank, N.A., dated December 6, 1998.

         M.I. Holdings, Inc. hereby represents and warrants that it is a corporation duly and validly organized, validly existing and in good standing as a corporation under the laws of Georgia, with full power and authority to enter into and perform the obligations to be performed by it under this Irrevocable Proxy.

         Millner Preferred LLC hereby represents and warrants that it is a limited liability company duly and validly organized, validly existing and in good standing under the laws of the State of Nevada, with full power and authority to enter into and perform the obligations to be performed by it under this Irrevocable Proxy.

         This Irrevocable Proxy constitutes valid and binding obligations of each of the undersigned enforceable against them in accordance with it terms.






















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         IN WITNESS WHEREOF, the undersigned have executed this Irrevocable
Proxy on this 24th day of March, 1999.


------------------------
Guy W. Millner

M.I. HOLDINGS, INC.



By:
   ----------------------------------
   Name: Guy W. Millner
   Title:



MILLNER PREFERRED, LLC

By:
   ----------------------------------
   Name: Guy W. Millner
   Title:




                     MERGER CONSIDERATION ELECTION AGREEMENT
                     ---------------------------------------

         Terms with initial capitalization used in this Agreement shall have the meanings assigned to such terms in the Irrevocable Proxy set forth above. Any capitalized term used in the Irrevocable Proxy but not defined in the Irrevocable Proxy shall have the meaning assigned to such term in the Merger Agreement.

         In the event the Elections of the shareholders of Norrell (including the undersigned, if Elections are made by either of the undersigned) are not made with respect to 10% or more of the total outstanding shares of Norrell in the aggregate, the undersigned hereby agree to make Elections to receive cash with respect to a number of shares of Norrell held by one or both of them which, when added to those shares of other shareholders making Elections, will equal 10% of the aggregate outstanding shares of Norrell. The provision of this Agreement shall not govern or restrict the Elections that can be made by the undersigned with respect to any other shares held by them.













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         IN WITNESS WHEREOF, the undersigned have executed this Merger
Consideration Election Agreement on this 24th day of March, 1999.


---------------------------
Guy W. Millner

MILLNER PREFERRED, LLC


By:
--------------------------------
Name: Guy W. Millner
Title:






































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